EXHIBIT 21.1

Company	Country	Shareholder	%
ACNielsen AMER Algeria EURL	Algeria	AMER Research Limited	100.00
AGB America S.A.	Anguilla	AGB Nielsen Media Research B.V.	100.00
IBOPE eRatings.com Argentina	Argentina	Nielsen IBOPE Online	100.00
The Nielsen Company South America S.R.L.	Argentina	Nielsen Sub Holding Company	90.00
		ACNielsen Company of Canada	10.00
VNU Business Media Argentina S.A.	Argentina	ACNielsen Company of Canada	95.00
		Nielsen Sub Holding Company	5.00
ACNielsen Research Pty Limited	Australia	The Nielsen Company (Australia) Pty. Ltd.	100.00
Decisions Made Easy Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100.00
NetRatings Australia Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100.00
Nielsen Television Audience Measurement Pty. Ltd.	Australia	AGB Nielsen Media Research TAM Holding B.V.	100.00
The Nielsen Company (Australia) Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100.00
The Nielsen Company (Holdings) Pty. Limited	Australia	Nielsen Sub Holding Company	100.00
A.C. Nielsen Gesellschaft m.b.H.	Austria	ACNielsen (Nederland) B.V.	100.00
ACNielsen Azeri	Azerbaijan	ACNielsen Cyprus Limited	100.00
The Nielsen Company (Bangladesh) Ltd.	Bangladesh	Nielsen (India) Private Limited	100.00
ACNielsen Bel	Belarus	ACNielsen Cyprus Limited	100.00
A.C. Nielsen Company & Co SA	Belgium	VNU International B.V.	99.97
		TNC Europe B.V.	0.03
The Nielsen Company (Belgium) SPRL	Belgium	ACNielsen Holdings Ltd.	99.99
		The Nielsen Company (Denmark) ApS	0.01
A.C. Nielsen do Brasil Ltda.	Brazil	Art Holding (Brazil) C.V.	99.99
		Nielsen Holdings, L.L.C.	0.01
IBOPE eRatings.com do Brasil Ltda.	Brazil	Nielsen IBOPE Online	100.00
		A.C. Nielsen do Brasil Ltda	0.00
		IBOPE Pesquisa de Midia Ltda (third party)	0.00
ACNielsen Bulgaria Ltd	Bulgaria	ACNielsen Cyprus Limited	100.00
AGB Bulgaria Ltd.	Bulgaria	Nielsen Audience Measurement S.A.	100.00
ACNielsen Cameroon Sarl	Cameroon	ACNielsen Cyprus Limited	100.00
ACNielsen Company of Canada	Canada	ACNielsen (Nederland) B.V.	100.00
Nielsen Media Research Limited	Canada	The Nielsen Company (US), LLC	100.00
		ACNielsen Company of Canada	0.00
Nielsen Sub Holding Company	Canada	ACNielsen Company of Canada	100.00
ACNielsen Cayman Islands Colombia Ltd.	Cayman Islands	Nielsen Sub Holdings II B.V.	100.00
ACNielsen Cayman Islands Ltd.	Cayman Islands	A.C.Nielsen do Brasil Ltda.	100.00
Nielsen IBOPE Online	Cayman Islands	ACNielsen eRatings.com	53.40
		IMI.COM (third party)	46.60
A.C. Nielsen Chile Limitada	Chile	A. C. Nielsen Company, LLC	50.60
		Nielsen Holdings, L.L.C.	0.40
		VNU International B.V.	49.00
Netratings (Shanghai) Company, Ltd.	China	Netratings, LLC	100.00
The Nielsen Company (Guangzhou) LTD	China	ACNielsen Group Limited	99.86
		Third party shareholder(s)	0.14
The Nielsen Company (Shanghai) Ltd.	China	The Nielsen Company (Hong Kong) Limited	96.00
		Third party shareholder(s)	4.00
A.C. Nielsen de Colombia Ltda.	Colombia	ACNielsen Cayman Islands Colombia Ltd.	100.00
		A. C. Nielsen Company, LLC	0.00
ACNielsen Costa Rica S.A.	Costa Rica	Nielsen Sub Holdings II B.V.	100.00
AC Nielsen Cote d’Ivoire Limited	Cote d’Ivoire	ACNielsen Cyprus Limited	100.00
ACNielsen d.o.o.	Croatia	ACNielsen Piackutató Kft.	100.00

Company	Country	Shareholder	%
AGB Nielsen Media Research Ltd.	Croatia	AGB Nielsen Media Research TAM Holding B.V.	51.00
		Srdan Dumicic (third party)	24.50
		Damir Tabulovstrelov (third party)	24.50
MEMRB Puls Panel Trgovina DOO	Croatia	MEMRB Retail Tracking Services limited	100.00
ACNielsen Cyprus Limited	Cyprus	ACNielsen (Nederland) B.V.	100.00
AMER Research Limited	Cyprus	ACNielsen (Nederland) B.V.	100.00
MEMRB Retail Tracking Services Limited	Cyprus	VNU International B.V.	100.00
Nielsen Audience Measurement (Cyprus) Ltd.	Cyprus	Nielsen Audience Measurement S.A.	60.00
		Leonidas Joannou Investments Ltd (third party)	40.00
RPJV Retail Plus Company	Cyprus	VNU International B.V.	51.00
		Gilad Hass (third party)	33.25
		Nir Manor (third party)	10.00
		Moshe Yaakov (third party)	5.75
ACNielsen Czech Republic s.r.o.	Czech Republic	ACNielsen Cyprus Limited	100.00
AMAR Research s.r.o.	Czech Republic	ACNielsen Czech Republic s.r.o.	85.00
		ACNielsen Slovakia s.r.o.	15.00
The Nielsen Company (Denmark) ApS	Denmark	ACNielsen AB	100.00
ACNielsen Dominicana, SRL	Dominican Republic	VNU International B.V.	99.55
		Jorge Lozano (minority shareholder)	0.46
Nielsen IBOPE Dominicana, S.R.L.	Dominican Republic	AGB America S.A.	51.00
		AGB Nielsen Media Research B.V.	2.40
		IBOPE Latinoamericana S.A. (Uruguay) (third party)	46.60
ACNielsen Ecuador S.A.	Ecuador	AGB Nielsen Media Research B.V.	100.00
		VNU International B.V.	0.00
ACNielsen Egypt Limited	Egypt	AMER Research Limited	99.04
		ACNielsen Cyprus Limited	0.96
Middle East for Marketing LLC	Egypt	MEMRB Retail Tracking Services (Guernsey) Lt.d	95.00
		N.A. El Sherbiny Mohamed (individual)	5.00
AC Nielsen El Salvador, S.A. de C.V.	El Salvador	ACNielsen Centroamerica, S.A.	95.00
		A. C. Nielsen Company, LLC	5.00
ACNielsen Eesti OÜ	Estonia	ACNielsen Cyprus Limited	100.00
A.C. Nielsen Finland Oy	Finland	Nielsen Sub Holdings II B.V.	100.00
Arbitron Mobile Oy	Finland	Cardinal North LLC	100.00
Finnpanel Oy	Finland	A.C. Nielsen Finland Oy	50.00
		TNS Gallup Oy (third party)	50.00
AC Nielsen SAS	France	Nielsen Holding France SAS	100.00
MediaMetrie Netratings SAS	France	ACNielsen eRatings.com (85.648 shares)	66.00
		Mediametrie, S.A. (third party) (44.122 shares)	34,001
Netratings France SAS	France	NetRatings UK Limited	100.00
Nielsen Holding France SAS	France	Nielsen Sub Holdings I B.V.	100.00
Nielsen Services France SAS	France	Nielsen Holding France SAS	100.00
Nielsen Music Control GmbH	Germany	VNU Holding (Deutschland) GmbH	100.00
Nielsen Services Germany GmbH	Germany	The Nielsen Company (Germany) GmbH	100.00
The Nielsen Company (Germany) GmbH	Germany	Nielsen Holding France SAS	100.00
VNU Business Publications Deutschland GmbH	Germany	VNU Holding (Deutschland) GmbH	100.00
VNU Holding (Deutschland) GmbH	Germany	Nielsen Holding and Finance B.V.	100.00
ACNielsen Ghana Limited	Ghana	ACNielsen Cyprus Limited	100.00
ACNielsen S.A.	Greece	Nielsen Sub Holdings I B.V.	100.00
Nielsen Audience Measurement S.A.	Greece	Nielsen Sub Holdings I B.V.	100.00

Company	Country	Shareholder	%
Organotiki S.A.	Greece	Nielsen Audience Measurement S.A.	80.00
		Moschou (third party)	20.00
ACNielsen Centroamerica, S.A.	Guatemala	Nielsen Sub Holdings II B.V.	100.00
		ACNielsen Costa Rica S.A.	0.00
MEMRB Retail Tracking Services (Guernsey) Lt.d	Guernsey	MEMRB Retail Tracking Services Limited	99.99
		Damor Investments Limited (third party)	0.00
		Lindsay Jane Ozanne (third party)	0.00
		RBC Corporate Services (CI) Limited (third party)	0.00
		RB Trustees (Guernsey) Limited (third party)	0.00
ACNielsen Honduras S.A. de C.V.	Honduras	ACNielsen Centroamerica, S.A.	99.60
		A. C. Nielsen Company, LLC	0.40
ACNielsen Holdings Limited	Hong Kong	Nielsen Sub Holdings II B.V.	99.74
		The Nielsen Company (Switzerland) GmbH	0.26
ACNielsen Group Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited	99.79
		ACNielsen Holdings Limited	0.21
Netratings Hong Kong Limited	Hong Kong	Nielsen Sub Holdings II B.V.	100.00
Nielsen Online Hong Kong Limited	Hong Kong	Nielsen Sub Holdings II B.V.	100.00
The Nielsen Company (Hong Kong) Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited	100.00
The Nielsen Company (Management Services -HK) Limited	Hong Kong	ACNielsen Holdings Limited	100.00
		Nielsen Sub Holdings II B.V.	0.00
ACNielsen Piackutató Kft.	Hungary	ACNielsen Cyprus Limited	100.00
Nielsen Közönségmérés Kft.	Hungary	AGB Nielsen Media Research TAM Holding B.V.	100.00
Arbitron Technology Services India Private Ltd.	India	Nielsen Audio, Inc.	100.00
		Arbitron Holdings Inc.	0.00
Nielsen (India) Private Limited	India	ACNielsen Corporation	64.48
		The Nielsen Company (Mauritius) Limited	35.52
		TNC Europe B.V.	0.00
NeuroFocus Systems & Services Private Ltd.	India	NeuroFocus, Inc.	100.00
NTRT Eratings India Private Limited	India	Netratings, LLC	100.00
TAM Media Research Private Limited	India	Nielsen (India) Private Limited	50.00
		Kantar Media Research Pvt Ltd (third party)	50.00
PT. Nielsen Audience Measurement	Indonesia	AGB Nielsen Media Research B.V.	99.00
		AGB Nielsen Media Research TAM Holding B.V.	1.00
PT. Sri Karya Utama Graha	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	98.98
		PT. The Nielsen Company Indonesia	1.02
PT. The Nielsen Company Indonesia	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	99.00
		The Nielsen Company (Singapore) Pte. Ltd.	1.00
A.C. Nielsen (Dublin) Limited	Ireland	A. C. Nielsen Company, LLC	100.00
A.C. Nielsen of Ireland Limited	Ireland	Nielsen Sub Holdings II B.V.	100.00
AGB Nielsen Media Research (Ireland) Limited	Ireland	AGB Nielsen Media Research B.V.	100.00
Aircheck International Ltd.	Ireland	VNU International B.V.	100.00
The Nielsen Company Finance (Ireland) Limited	Ireland	The Nielsen Company (Luxembourg) S.a.r.l.	100.00
Buzzmetrics, Ltd.	Israel	VNU International B.V.	91.13
		TNC (US) Holdings, Inc.	8.87

Company	Country	Shareholder	%
Nielsen Innovate Fund, LP	Israel	AGB Nielsen Media Research B.V.	LP
		Nielsen Innovate Ltd.	GP
		Partam High Tech Limited third party)	LP
Nielsen Innovate Ltd.	Israel	AGB Nielsen Media Research B.V.	100.00
AGB Nielsen Media Research Holding S.p.A.	Italy	AGB Nielsen Media Research B.V.	100.00
AGB Nielsen Media Research TAM S.r.l.	Italy	Nielsen TV Audience Measurement S.A.	100.00
NetRatings Italia Srl	Italy	The Nielsen Company (Italy) S.r.l.	100.00
Nielsen Services Italy S.r.l.	Italy	The Nielsen Company (Italy) S.r.l.	100.00
Nielsen TV Audience Measurement S.r.l.	Italy	The Nielsen Company (Italy) S.r.l.	100.00
The Nielsen Company (Italy) S.r.l.	Italy	Nielsen Sub Holdings I B.V.	100.00
Nielsen Co., Ltd.	Japan	ACNielsen eRatings.com	45.23
		NetRatings Australia Pty. Ltd.	11.29
		TransCosmos Inc. (third party)	40.63
		Mitsuaki Sugihara (third party)	0.16
		Office AG (third party)	0.04
		Dentsu (third party)	2.65
The Nielsen Company Japan	Japan	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
MEMRB Retail Tracking Services Jordan Company Limited	Jordan	MEMRB Retail Tracking Services Limited	100.00
Nielsen for Consultancies Limited Liability Company	Jordan	AGB Nielsen Media Research B.V.	100.00
ACNielsen Kazakhstan Ltd.	Kazakhstan	ACNielsen Cyprus Limited	100.00
ACNielsen Kenya Limited	Kenya	ACNielsen Cyprus Limited	99.90
		Yordanov (third party)	0.10
Korean Click Co., Ltd.	Korea	The Nielsen Company Korea Ltd.	94.03
		Two minority shareholders. One holds 0,24%, the other holds 5,73%. Names are shown in Korean in legal documentation.	5.97
Nielsen Korea Ltd.	Korea	VNU International B.V.	82.54
		AGB Nielsen Media Research B.V.	17.46
The Nielsen Company Korea Ltd	Korea	ACNielsen Company of Canada	100.00
ACNielsen Latvia SIA	Latvia	ACNielsen Cyprus Limited	100.00
C.M.O s.a.l Conseil en Management et Organisation	Lebanon	MEMRB Retail Tracking Services Limited	95.00
		Our lawyer delivered 50 shares to each of the three Directors of this company. According to Lebanese law a company is required to have (at least) three individuals as shareholders	5.00
UAB ACNielsen Baltics	Lithuania	ACNielsen Cyprus Limited	100.00
European Media Investors S.A.	Luxembourg	VNU International B.V.	99.96
		TNC Europe B.V.	0.05
MediaXim S.à.r.l.	Luxembourg	Nielsen Luxembourg S.a.r.l.	100.00
Nielsen Luxembourg S.a.r.l.	Luxembourg	The Nielsen Company (Luxembourg) S.a.r.l.	100.00
The Nielsen Company (Luxembourg) S.a.r.l.	Luxembourg	Nielsen Holding and Finance B.V.	100.00
Valcon Acquisition Holding (Luxembourg) S.a.r.l.	Luxembourg	Sponsors
Nielsen Audience Measurement Sdn. Bhd.	Malaysia	AGB Nielsen Media Research B.V.	100.00
The Nielsen Company (Malaysia) Sdn. Bhd.	Malaysia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
The Nielsen Company (Mauritius) Limited	Mauritius	VNU International B.V.	100.00
A.C. Nielsen, S de RL de C.V.	Mexico	Panel International SA LLC	100.00
		ACNielsen Corporation	0.00
IBOPE AGB Mexico, S.A. de C.V.	Mexico	AGB Netherlands C.V.	26.70
		AGB Nielsen Media Research B.V.	26.70
		IBOPE Latinoamericana S.A. (third party)	46.60

Company	Country	Shareholder	%
Nielsen Mexico Services, S de RL de CV	Mexico	AC Nielsen Mexico LLC	22.18
		ACNielsen Company of Canada	77.82
ACNielsen Montenegro d.o.o.	Montenegro	ACNielsen Cyprus Limited	100.00
ACNielsen SARL	Morocco	AMER Research Limited	100.00
The Nielsen Company Nepal Pvt Ltd.	Nepal	Nielsen (India) Private Limited	100.00
A.C. Nielsen (Polen) B.V.	Netherlands	ACNielsen Cyprus Limited	100.00
A.C. Nielsen South Africa B.V.	Netherlands	ACNielsen (Nederland) B.V.	100.00
A.C. Nielsen South Africa Holdings B.V.	Netherlands	ACNielsen (Nederland) B.V.	100.00
ACNielsen (Nederland) B.V.	Netherlands	TNC Americas C.V.	100.00
AGB Netherlands C.V.	Netherlands	AGB Panamericana, S.A.	99.00
		AGB America S.A.	1.00
AGB Nielsen Media Research B.V.	Netherlands	AGB NMR Coöperatie W.A.	100.00
AGB Nielsen Media Research TAM Holding B.V.	Netherlands	AGB Nielsen Media Research Holding S.p.A.	100.00
AGB NMR Coöperatie W.A.	Netherlands	A. C. Nielsen Company, LLC
		ART Holding, L.L.C.
Art Holding (Brazil) C.V.	Netherlands	Nielsen Sub Holding Company	99.00
		Nielsen Holdings, L.L.C.	1.00
Menesta Investments B.V.	Netherlands	Neslein Holding (Spain) C.V.	100.00
Neslein Holding (Spain) C.V.	Netherlands	A.C. Nielsen (Argentina) S.A.	98.00
		ART Holding, L.L.C.	1.00
		Nielsen General Partner B.V.	1.00
Nielsen B.V.	Netherlands	Nielsen Holding and Finance B.V.	100.00
Nielsen Coöperatie W.A.	Netherlands	A. C. Nielsen Company, LLC
		ART Holding, L.L.C.
Nielsen General Partner B.V.	Netherlands	A. C. Nielsen Company, LLC	100.00
Nielsen Holding and Finance B.V.	Netherlands	VNU Intermediate Holding B.V.	100.00
Nielsen Holding Nederland B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100.00
Nielsen Holdings N.V.	Netherlands	Valcon Acquisition Holding (Luxembourg) S.a.r.l.	40.95
		Nielsen Holdings N.V. (holds its own shares)	0.11
		Shares on the NY stock exchange	58.94
Nielsen Hong Kong C.V.	Netherlands	ACNielsen Group Limited	1.00
		The Nielsen Company (Management Services -HK) Limited	99.00
Nielsen Media Research B.V.	Netherlands	Nielsen B.V.	100.00
Nielsen Music Control Nederland B.V.	Netherlands	Aircheck International Ltd.	100.00
Nielsen Sub Holdings I B.V.	Netherlands	Nielsen Coöperatie W.A.	100.00
Nielsen Sub Holdings II B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100.00
The Nielsen Company B.V.	Netherlands	Valcon Acquisition B.V.	100.00
TNC Americas C.V.	Netherlands	Nielsen Holding Nederland B.V.	99.00
		Nielsen Holdings, L.L.C.	1.00
TNC Europe B.V.	Netherlands	VNU International B.V.	100.00
Valcon Acquisition B.V.	Netherlands	Nielsen Holdings N.V.	100.00
VNU Intermediate Holding B.V.	Netherlands	The Nielsen Company B.V.	100.00
VNU International B.V.	Netherlands	The Nielsen Company (Luxembourg) S.a.r.l.	100.00
VNU Marketing Information Europe & Asia B.V.	Netherlands	Nielsen Holding and Finance B.V.	100.00
ACNielsen (NZ) ULC	New Zealand	Nielsen Sub Holdings II B.V.	100.00
AGB Nielsen Media Research (New Zealand) Ltd.	New Zealand	AGB Nielsen Media Research B.V.	100.00
Netratings ULC	New Zealand	ACNielsen (NZ) ULC	100.00
ACNielsen Nicaragua, S.A.	Nicaragua	ACNielsen Centroamerica, S.A.	98.00
		A. C. Nielsen Company, LLC	2.00
ACNielsen Nigeria Limited	Nigeria	ACNielsen Cyprus Limited	80.00
		ACNielsen Company of Canada	20.00
ACNielsen Norge AS	Norway	Nielsen Sub Holdings II B.V.	75.76
		TNC Management Services GmbH	24.24

Company	Country	Shareholder	%
Nielsen Media Research AS	Norway	Nielsen Sub Holdings II B.V.	85.99
		Seven different third parties hold a minority interest in Nielsen Media Research AS.	14.01
ACNielsen Pakistan (Private) Limited	Pakistan	ACNielsen Cyprus Limited	100.00
		A. C. Nielsen Company, LLC	0.00
ACNielsen Panama, S.A.	Panama	ACNielsen Centroamerica, S.A.	100.00
AGB Panamericana, S.A.	Panama	AGB Nielsen Media Research Holding S.p.A.	60.00
		AGB Nielsen Media Research B.V.	40.00
Nielsen S.R.L.	Peru	VNU International B.V.	100.00
		Rolando Ramirez-Gaston Horny (third party)	0.00
AGB Nielsen Media Research (Philippines) Inc.	Philippines	AGB Nielsen Media Research TAM Holding B.V. (AGB NMR TAM Holding B.V. holds 6,800,469 shares of which 10 are held in trust by 4 different employees of AGB Nielsen Media Research (Philippines) Inc.)	83.34
		R. Esteban (third party)	16.66
The Nielsen Company (Philippines), Inc.	Philippines	The Nielsen Company (Belgium) SPRL	100.00
		Minority shareholders (six Nielsen employees: Cheong Tai Leung, Elaine Shui, Stuart Jamieson, Norie Bordador Lou-ann Navalta, Noel Laman)	0.00
ACNielsen Polska Sp.z.o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100.00
AGB Nielsen Media Research Sp. z .o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100.00
Nielsen Services Poland Sp. Z.o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	99.95
		Jerzy Wolinski (third party)	0.05
A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.	Portugal	Menesta Investments B.V.	100.00
A.C. Nielsen P.R. LLC	Puerto Rico	Nielsen Sub Holdings II B.V.	100.00
Nielsen IBOPE Puerto Rico Inc.	Puerto Rico	A.C. Nielsen P.R. LLC	53.40
		IBOPE Latinoamericana, SA (Uruguay) (Third party)	46.60
ACNielsen Romania srl	Romania	ACNielsen Cyprus Limited	100.00
AGB TAM S.r.l.	Romania	AGB Nielsen Media Research TAM Holding B.V.	60.00
		IMAS SA (third party)	40.00
Retailplus Eastern Europe S.R.L.	Romania	VNU International B.V.	62.67
		G. Hass (third party)	17.67
		Talanat Services Ltd (third party)	19.67
AGB Television JSC	Russia	AGB Nielsen Media Research TAM Holding B.V.	87.50
		Sergei Ketov (third party)	12.50
ACNIELSEN Limited Liability Company	Russia	ACNielsen Cyprus Limited	100.00
ACNielsen d.o.o.	Serbia	ACNielsen Cyprus Limited	100.00
Nielsen Audience Measurement DOO Beograd	Serbia	AGB Nielsen Media Research TAM Holding B.V.	76.00
		Srdjan Bogosavljevic (third party)	24.00
ACNielsen (Singapore) Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100.00
AGB Nielsen Media Research (Singapore) Pte. Ltd.	Singapore	AGB Nielsen Media Research B.V.	100.00
NetRatings Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100.00
The Nielsen Company (Singapore) Pte. Ltd.	Singapore	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
The Nielsen Company (Singapore) Holdings Pte. Ltd.	Singapore	The Nielsen Company (Belgium) SPRL	100.00

Company	Country	Shareholder	%
The Nielsen Company (Singapore) Principal Pte. Ltd.	Singapore	VNU International B.V.	100.00
ACNielsen Slovakia s.r.o.	Slovakia	ACNielsen Cyprus Limited	100.00
ACNielsen raziskovalna druzba, d.o.o.	Slovenia	ACNielsen Cyprus Limited	100.00
AGB Nielsen, medijske raziskave, d.o.o	Slovenia	AGB Nielsen Media Research TAM Holding B.V.	58.00
		GfK, d.o.o. (third party)	21.00
		Ms. Janja Božič Marolt (third party)	21.00
NIELSEN LAB, razvoj tehnologij za raziskavo medijev, d.o.o.	Slovenia	Nielsen TV Audience Measurement S.A.	50.00
		AGB Nielsen Media Research B.V.	50.00
ACNielsen Marketing and Media (Pty) Limited	South Africa	A.C. Nielsen South Africa B.V.	100.00
AGB Nielsen Media Research (South Africa) (Pty) Limited	South Africa	AGB Nielsen Media Research B.V.	100.00
Interactive Market Systems (South Africa) (Pty) Limited	South Africa	A.C. Nielsen Company Limited	100.00
A.C. Nielsen Company, S.L.	Spain	N&P Holding Spain S.L.	100.00
ASEE Nielsen Holding (Spain) S.r.l.	Spain	Neslein Holding (Spain) C.V.	100.00
CEC Media S.A.	Spain	AGB Nielsen Media Research TAM Holding B.V.	99.30
		Third party	0.70
N&P Holding Spain S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	100.00
NetRatings Spain SL	Spain	NetRatings Australia Pty. Ltd.	100.00
Netvalue Internet Measurement S.A.	Spain	Netratings, LLC	100.00
Nielsen EDI, S.L.	Spain	N&P Holding Spain S.L.	100.00
Publinformatica S.A. (in liquidation)	Spain	VNU Marketing Information Europe & Asia B.V.	50.00
		Ediciones y Suscripciones, S.A. (third party)	50.00
The Nielsen Company Lanka (Private) Limited	Sri Lanka	Nielsen (India) Private Limited	100.00
ACNielsen AB	Sweden	ACNielsen Norge AS	100.00
AGB Nielsen Media Research (Sweden) AB	Sweden	ACNielsen AB	100.00
Nielsen Services Sweden AB	Sweden	ACNielsen AB	100.00
CGA Nielsen (Switzerland) Sàrl	Switzerland	The Nielsen Company (Europe) Sarl	51.00
		CGA Strategy Limited	49.00
Media Focus Schweiz Gmbh	Switzerland	The Nielsen Company (Switzerland) GmbH	51.00
		GfK Switzerland AG (third party)	49.00
NetRatings Switzerland GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100.00
Nielsen TV Audience Measurement S.A.	Switzerland	AGB Nielsen Media Research Holding S.p.A.	100.00
The Nielsen Company (Europe) Sarl	Switzerland	VNU International B.V.	100.00
The Nielsen Company (Switzerland) GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100.00
TNC Management Services GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100.00
Syria Retail Tracking LLC	Syria	MEMRB Retail Tracking Services Limited	75.00
		Ayman Ammar (individual)	25.00
AGB Nielsen Media Research (Taiwan) Ltd.	Taiwan	AGB Nielsen Media Research B.V.	100.00
The Nielsen Company Taiwan Ltd.	Taiwan	The Nielsen Company (Belgium) SPRL	100.00
ACNielsen (Tanzania) Ltd.	Tanzania	ACNielsen Cyprus Limited	99.00
		A. C. Nielsen Company, LLC	1.00
AGB Nielsen Media Research (Thailand) Ltd.	Thailand	AGB Nielsen Media Research B.V.	100.00
		Minority shareholders (seven individuals who each hold 1 share)	0.00
The Nielsen Company (Thailand) Limited	Thailand	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
		Several Nielsen employees hold shares in this company	0.00
AGB-CDI Trinidad and Tobago Limited	Trinidad and Tobago	Nielsen IBOPE Dominicana, S.R.L.	100.00

Company	Country	Shareholder	%
AMER Tunisia Sarl	Tunisia	AMER Research Limited	99.02
		ACNielsen Cyprus Limited	0.98
Nielsen Arastirma Hizmetleri Limited Sirket	Turkey	ACNielsen (Nederland) B.V.	100.00
Nielsen Audience Measurement Piyasa Arastirma Hizmetleri A.S.	Turkey	AGB Nielsen Media Research TAM Holding B.V.	100.00
The Nielsen Company Medya Yayincilik ve Tanitim Hizmetleri Anonim Şirketii	Turkey	VNU International B.V.	100.00
ACNielsen Uganda Limited	Uganda	ACNielsen Cyprus Limited	99.00
		ACNielsen Company of Canada	1.00
ACNielsen Ukraine Limited Liability Company	Ukraine	ACNielsen Cyprus Limited	99.99
		ACNielsen Company of Canada	0.01
A.C. Nielsen Company Limited	United Kingdom	ACNielsen Holdings UK Limited	100.00
ACNielsen Holdings UK Limited	United Kingdom	Nielsen Holding France SAS	100.00
AGB Nielsen Media Research Ltd. (ATR UK Ltd.)	United Kingdom	AGB Nielsen Media Research Holding S.p.A.	100.00
G4 Analytics Limited	United Kingdom	G4 Analytics, Inc.	100.00
NetRatings UK Limited	United Kingdom	Nielsen Sub Holdings I B.V.	100.00
NeuroFocus Europe Limited	United Kingdom	NeuroFocus, Inc.	100.00
Nielsen Book Services Limited	United Kingdom	VNU Holdco (UK) Limited	100.00
Nielsen Media Research Limited	United Kingdom	ACNielsen Holdings UK Limited	100.00
VNU Entertainment Media UK Limited	United Kingdom	VNU Holdco (UK) Limited	100.00
VNU Holdco (UK) Limited	United Kingdom	VNU International B.V.	100.00
A.C. Nielsen (Argentina) S.A.	United States/DE	A. C. Nielsen Company, LLC	100.00
A. C. Nielsen Company, LLC	United States/DE	Nielsen International Holdings, Inc.	100.00
AC Nielsen Mexico LLC	United States/DE	ACNielsen Company of Canada	100.00
ACN Holdings Inc.	United States/DE	VNU Marketing Information, Inc.	100.00
ACNielsen Corporation	United States/DE	ACN Holdings Inc.	100.00
ACNielsen eRatings.com	United States/DE	A. C. Nielsen Company, LLC	100.00
Arbitron Holdings Inc.	United States/DE	Nielsen Audio, Inc.	100.00
Arbitron International, LLC	United States/DE	Arbitron Holdings Inc.	49.00
		Nielsen Audio, Inc.	51.00
ART Holding, L.L.C.	United States/DE	A. C. Nielsen Company, LLC	100.00
Astro West LLC	United States/DE	Nielsen Audio, Inc.	100.00
Athenian Leasing Corporation	United States/DE	The Nielsen Company (US), LLC	100.00
Cardinal North LLC	United States/DE	Nielsen Audio, Inc.	100.00
CZT/ACN Trademarks, L.L.C.	United States/DE	ACNielsen Corporation	50.00
		The Nielsen Company (US), LLC	50.00
G4 Analytics, Inc.	United States/DE	The Nielsen Company (US), LLC	100.00
GlanceGuide, Inc.	United States/ CA	NetRatings, LLC	100.00
Marketing Analytics, Inc.	United States/IL	The Nielsen Company (US), LLC	100.00
NC Ventures, LLC	United States/DE	The Nielsen Company (US), LLC	50.00
		Catalina Marketing Corporation (third Party)	50.00
National Consumer Panel, LLC	United States/DE	The Nielsen Company (US), LLC	50.00
		Information Resources Inc. (third Party)	50.00
NetRatings, LLC	United States/DE	The Nielsen Company (US), LLC	100.00
Neurofocus, Inc.	United States/ CA	TNC (US) Holdings, Inc.	100.00
Nielsen Audio, Inc.	United States/DE	ACNielsen Corporation	68.75
		Nielsen International Holdings, Inc.	31.25
Nielsen Finance Co.	United States/DE	Nielsen Finance LLC	100.00
Nielsen Finance LLC	United States/DE	ACN Holdings Inc.	100.00
Nielsen Government and Public Sector, LLC	United States/DE	The Nielsen Company (US), LLC	100.00
Nielsen Holdings, L.L.C.	United States/DE	Nielsen Sub Holdings I B.V.	100.00
Nielsen International Holdings, Inc.	United States/DE	ACNielsen Corporation	78.37
		VNU International B.V.	21.63
Nielsen Mobile, LLC	United States/DE	The Nielsen Company (US), LLC	100.00
Nielsen National Research Group, Inc.	United States/ CA	The Nielsen Company (US), LLC	100.00

Company	Country	Shareholder	%
NM Incite, LLC	United States/DE	The Nielsen Company (US), LLC	90.00
		AFOS, LLC (third party)	10.00
NMR Investing I, Inc.	United States/DE	The Nielsen Company (US), LLC	100.00
NMR Licensing Associates LP	United States/DE	The Nielsen Company (US), LLC	98.31
		NMR Investing I, Inc.	1.69
Panel International SA LLC	United States/DE	ACNielsen Company of Canada	100.00
Scarborough Research	United States/DE	The Nielsen Company (US), LLC	50.50
		Nielsen Audio, Inc.	49.50
SocialGuide, Inc.	United States	NM Incite, LLC	100.00
The Cambridge Group, Inc.	United States/IL	The Nielsen Company (US), LLC	100.00
The Nielsen Company (US), LLC	United States/DE	ACNielsen Corporation	100.00
The Perishables Group, Inc.	United States/IL	The Nielsen Company (US), LLC	100.00
TNC (US) Holdings, Inc.	United States/ NY	VNU International B.V.	100.00
TVaura Mobile LLC	United States/DE	The Nielsen Company (US), LLC	51.00
		Digimarc Corporation (third party)	49.00
Vizu Corporation	United States/DE	The Nielsen Company (US), LLC	100.00
VNU Marketing Information, Inc.	United States/DE	TNC (US) Holdings, Inc.	95.00
		The Nielsen Company (US), LLC	5.00
AC Nielsen de Venezuela S.A.	Venezuela	Nielsen Sub Holdings II B.V.	100.00
AGB Panamericana de Venezuela Medicion	Venezuela	AGB Netherlands C.V.	88.08
		Ibope Latinoamericana S.A. - Montevideo - Uruguay (third party)	3.00
		Treasury Shares	8.92
The Nielsen Company (Vietnam), Ltd.	Vietnam	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00

THE NIELSEN COMPANY - INVESTMENTS

Company	Country	Shareholder	%
Bahrain Research and Studies Bureau WLL	Bahrain	MEMRB Retail Tracking Services (Guernsey) Lt.d	49.00
		Mr Ansari (third party)	51.00
IGM S.A.*	Brazil	AGB Nielsen Media Research B.V.	1.00
*IGM S.A. has multiple (in) direct subsidiaries and investments worldwide, but mostly in LATAM, not included in this overview.		IBOPE Participacoes S.A. (third party)	86.07
		TIME S/A (third party)	8.44
		Group of minority shareholders, consisting of:Paulo Pinheiro / Marcos S Montenegro / Luiz Antonio Silveira da Mota / Ana Lucia D’imperio Lima / Alberto Vicente Arnaldo	4.49
IBOPE eRatings.com Latin America	Cayman Islands	Nielsen IBOPE Online	92.00
		International Media Surveys LLC (third party)	8.00
Beijing CR Nielsen Information Technology Co. Ltd.	China	Nielsen Online Hong Kong Limited	49.00
		Beijing Zhongqian Wangrun Information Technology Co. Ltd. (third party)	51.00
Nielsen-CCData Media Research Co. Ltd.	China	The Nielsen Company (Hong Kong) Limited	22.50
		Wasu Digital Television Investment Co., Ltd. (third party)	27.50
		INSIGMA Technology Venture Capital Investment co., ltd. (third party)	20.00
		Zhejiang Silicon Paradise Haitian Huiyuan Venture Investment Limited Partnership (third party)	20.00
		C. Beijing Zhongchuan Dianguang Digital Technology Co. Ltd. (third party)	10.00
Media Services S.A.	Greece	Nielsen Audience Measurement S.A.	30.00
		Golden Symbol Investments Limited (third party)	51.00
		Third party shareholders	19.00
Gfk Nielsen India Private Limited	India	Nielsen (India) Private Limited	49.90
		Gfk Asia Pte Limited (third party)	50.10
ACNielsen (Israel) Ltd.	Israel	The New Wave Research Ltd.	100.00
Adkit (Israel) Ltd.	Israel	The New Wave Research Ltd.	31.25
		H. Lavy (third party)	0.98
		H. Lavy Holdings Ltd. (third party)	36.5 (+1 preferred stock)
		Ultra Scoop Ltd. (third party)	31.25
New Sense Research Ltd.	Israel	The New Wave Research Ltd.	60.00
		Ms. Keren Corali (third party, individual)	40.00
The New Wave Research Ltd.	Israel	ACNielsen Corporation	40.00
		Mr. Levy (third party, individual)	60.00
Medialab S.r.l.	Italy	AGB Nielsen Media Research Holding S.p.A.	10.00
		Colussi (third party)	90.00

Company	Country	Shareholder	%
AGB Stat IPSOS sal	Lebanon	AGB Nielsen Media Research TAM Holding B.V.	40.00
		Ipsos SA (third party)	30.00
		STAT SAL (third party)	30.00
IBOPE eRatings.com Mexico	Mexico	IBOPE eRatings.com Latin America	100.00
WTCW N.V.	Netherlands	The Nielsen Company B.V.	5.00
		Third party shareholders (public company)	95.00
TNS AGB International S.R.L. (Dormant)	Romania	AGB Nielsen Media Research TAM Holding B.V.	29.40
		Taylor Nelson Sofres B.V. (third party)	51.00
		IMAS SA (third party)	19.60
Bibliographic Data Services Limited	United Kingdom	Nielsen Book Services Limited	40.00
		Dumfries & Galloway Enterprise (third party)	20.00
		Lesley Whyte (third party)	20.00
		Eric Green (third party)	20.00
CGA Strategy Limited	United Kingdom	A.C. Nielsen Company Limited	20.3
		Licentia Holdings LLP (third party)	60.90
		Martin Curren (third party)	6.62
		Jonathan Collins (third party)	12.18
Carrier IQ, Inc.	United States	The Nielsen Company (US), LLC	<4
comScore, Inc.* has multiple (in)direct subsidiaries and investments worldwide. not included in this list.	United States/DE	The Nielsen Company (US), LLC	Approx. 2,727230% (company is public and stock listed)
JEGI Internet Economy Partners, L.P.	United States	VNU International B.V.	39.16
Media Behavior Institute	United States	The Nielsen Company (US), LLC	25.00
		GfK Mediamark Research & Intelligence, LLC (third party)	25.00
		Sequent Partners, LLC (third party)	40.16
		William Moult (third party)	9.85
Percipient Inc.	United States	ACNielsen Corporation	6.40
TVaura LLC	United States	The Nielsen Company (US), LLC	49.00
		Digimarc Corporation (third Party)	51.00